NEWS RELEASE

                                                                        CONTACT:
                                                       Robert L. Montgomery, Jr.
                            Executive Vice President and Chief Financial Officer
                                                   Columbus McKinnon Corporation
                                                                    716-689-5405

  COLUMBUS MCKINNON ANNOUNCES FISCAL 2003 FOURTH QUARTER AND FULL YEAR RESULTS

            LONG-TERM DEBT REDUCED BY $20.5 MILLION IN FOURTH QUARTER

AMHERST, N.Y., May 20, 2002 -- Columbus McKinnon Corporation (Nasdaq: CMCO), a leading U.S. designer and manufacturer of material handling products, today announced its financial results for the fiscal 2003 fourth quarter and full year which ended on March 31, 2003.

Columbus McKinnon's fiscal 2003 fourth quarter consolidated net sales from continuing operations were $118.8 million, compared with $114.5 million a year ago, an increase of 3.8%. Income from operations before amortization and restructuring charges was $6.1 million for the fiscal 2003 fourth quarter, compared with $5.8 million in the fourth quarter last year. Fourth quarter fiscal 2003 loss from continuing operations was $8.1 million, or $0.55 per diluted share, compared with a loss from continuing operations of $4.7 million, or $0.33 per diluted share, in the fiscal 2002 fourth quarter. Columbus McKinnon's fiscal 2003 fourth quarter net loss was $8.1 million, or $0.55 per diluted share, compared with a net loss of $129.3 million, or $8.96 per diluted share, for the fiscal 2002 fourth quarter.

"We dramatically accelerated our efforts in the latter half of the year to generate cash through divestitures, facility rationalization and reduced working capital. As a result, in the fourth quarter, debt was reduced by $20.5 million. Strategically, we believe the Products Segment is clearly the area in which we have a leading, sustainable competitive advantage in the material handling industry," said Timothy T. Tevens, President and Chief Executive Officer."

At March 31, 2003, Columbus McKinnon's long-term debt was $314.1 million, a $20.5 million reduction from $334.6 million at December 29, 2002 and a reduction of $33.8 million from $347.9 million at March 31, 2002. The Company was in compliance with its senior bank debt covenants at March 31, 2003. It is likely, however, that one of the financial covenants will not be met early in fiscal 2004. Accordingly, the Company has reached an agreement in principle with its senior lenders to amend such covenant for fiscal 2004.

The fourth quarter of fiscal 2003 was impacted by a $1.3 million loss on the sale of LICO Steel, a steel erection business that was included in the Solutions Segment. The reported quarter also included a $4.0 million non-cash impairment charge related to goodwill of businesses acquired in prior years, restructuring charges of $2.9 million, and a mark-to-market loss in the investment portfolio of the Company's captive insurance subsidiary of $0.5 million. The fourth quarter of fiscal 2002 reflected goodwill amortization of $2.7 million, the loss from discontinued operations of $3.1 million, a mark-to-market loss in the investment portfolio of the Company's captive insurance subsidiary of $2.8 million and a loss on disposition of discontinued operations of $121.5 million.


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Net sales from  continuing  operations  for  fiscal  2003 were  $453.3  million, compared with $480.0 million in fiscal 2002, a decrease of 5.6%. Operating income before restructuring charges and amortization was $33.3 million for fiscal 2003, compared with $48.7 million in fiscal 2002. The fiscal 2003 loss from continuing operations before cumulative effect of accounting change was $6.0 million, or $0.42 per diluted share, compared with a loss from continuing operations for fiscal 2002 of $6.0 million, or $0.41 per diluted share, including pre-tax restructuring charges of $9.6 million. The net loss for fiscal 2003 was reduced to $14.0 million, or $0.97 per diluted share, from a net loss of $135.4 million, or $9.39 per diluted share, for fiscal 2002.

Fiscal 2003 results reflected a cumulative effect of accounting change of $8.0 million related to its initial adoption of Statement of Financial Accounting Standard (SFAS) No. 142, "Goodwill and Other Intangible Assets" as of April 1, 2002 and a further write-down of goodwill of $4.0 million included in write-off/amortization of intangible assets in the fourth quarter and year, restructuring charges of $3.7 million and the early write-off of deferred finance charges associated with the Company's former senior credit facility of $1.2 million. Fiscal 2002 results reflected restructuring charges of $9.6 million, the loss from discontinued operations of $7.9 million, and goodwill amortization of $11.0 million.

"While economic conditions remain soft, we are intent upon producing profits and reducing debt despite the sustained weakness in the industrial markets. Our fourth quarter 2003 sales reflect a level of stabilization and we are confident we continue to hold a leading market position in our key product lines," said Tevens. "In addition to reducing debt, we accomplished a great deal in 2003, including

     o we initiated the rationalization of our chain and crane-building operations and that process is now nearly complete.

     o we completed the rationalization of 11 facilities companywide and most of the real estate associated with these rationalized facilities is now being actively marketed for sale.

     o we implemented Lean Manufacturing at 15 of Columbus McKinnon's North American facilities and reduced inventory by over $10.0 million at those facilities.

     o we began the divestiture of less synergistic businesses to further reduce costs and debt, with LICO Steel being the first completed divestiture."

Tevens concluded, "Accelerating the paydown of debt remains a top priority for Columbus McKinnon. We remain confident in our ability to achieve this goal based on the strength of our business and the cash flow it generates as well as our numerous initiatives to further reduce costs, which will all support further debt reduction and strengthen Columbus McKinnon's future financial position and operating performance."

Columbus McKinnon is a leading worldwide designer and manufacturer of material handling products, systems and services which efficiently and ergonomically move, lift, position or secure material. Key products include hoists, cranes, chain and forged attachments. The Company is focused on commercial and industrial applications that require the safety and quality provided by its superior design and engineering know-how. Comprehensive information on Columbus McKinnon is available on its web site at HTTP://WWW.CMWORKS.COM .


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    Page 3

A teleconference/webcast has been scheduled for May 20, 2003 at 10:00 AM Eastern Time at which the executive officers of Columbus McKinnon will discuss the company's financial results and strategy. The webcast will be accessible at Columbus McKinnon's web site: HTTP://WWW.CMWORKS.COM. It will also be broadcast over the FirstCall Events web site at: Thomson Financial Network at:
HTTP://WWW.FIRSTCALLEVENTS.COM/SERVICE/AJWZ382084953GF12.HTML. You must have Windows Media Player or RealPlayer's audio software on your computer to listen to the call. Both are available for downloading on the Columbus McKinnon web site and the FirstCall Events web site at no charge.

An audio recording of the call will be available two hours after its completion and until July 18, 2003 by dialing 1-800-925-0870. Alternatively, you may access an archive of the call until July 18, 2003 on Columbus McKinnon's web site at:
HTTP://WWW.CMWORKS.COM/WEBCAST/ARCHIVE.ASP. The call will also be archived on the FirstCall Events web site until July 18, 2003.

     This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future revenue and earnings, involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company's customers and suppliers, competitor responses to the Company's products and services, the overall market acceptance of such products and services, the Company's ability to amend its debt covenants with its lenders, and other factors disclosed in the Company's periodic reports filed with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information contained in this release.


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

                                                     COLUMBUS MCKINNON CORPORATION
                                                 CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                         THREE MONTHS ENDED
                                                                          -----------------------------------------------
                                                                                   3/31/03                3/31/02
                                                                          -----------------------------------------------
                                                                                          (IN THOUSANDS,
                                                                                     EXCEPT PER SHARE DATA)
 Net sales                                                                   $     118,807          $     114,478
 Cost of products sold                                                              91,975                 88,592
                                                                          -----------------------------------------------
 Gross profit                                                                       26,832                 25,886
 Gross profit margin                                                                 22.6%                  22.6%
 Selling, general and administrative expense                                        20,770                 20,076
 Restructuring charges                                                               2,857                      8
                                                                          -----------------------------------------------
 Income from operations before amortization                                          3,205                  5,802
 Write-off/amortization of intangible assets                                         3,846                  2,729
                                                                          -----------------------------------------------
 (Loss) income from operations                                                        (641)                 3,073
 Interest and other expense, net                                                     7,807                  8,707
                                                                          -----------------------------------------------
 (Loss) from continuing operations before
      income tax (benefit)                                                          (8,448)                (5,634)
 Income tax (benefit)                                                                 (396)                  (923)
                                                                          -----------------------------------------------
 (Loss) from continuing operations                                                  (8,052)                (4,711)
 (Loss) from discontinued operations                                                     -                 (3,095)
 (Loss) on disposal of discontinued operations                                           -               (121,475)
                                                                          -----------------------------------------------
 Net (loss)                                                                  $      (8,052)         $    (129,281)
                                                                          ===============================================


     Average basic and diluted shares outstanding                                   14,517                 14,436
     Basic and diluted (loss) income per share:
          Continuing operations                                              $       (0.55)         $       (0.33)
          Discontinued operations                                                        -                  (0.21)
          (Loss) on disposal of discontinued operations                                  -                  (8.42)
                                                                          -----------------------------------------------
          Net (loss)                                                         $       (0.55)         $       (8.96)
                                                                          ===============================================











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
                                                     COLUMBUS MCKINNON CORPORATION
                                                 CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                         FISCAL YEAR ENDED
                                                                          -----------------------------------------------
                                                                                   3/31/03                3/31/02
                                                                          -----------------------------------------------
                                                                                          (IN THOUSANDS,
                                                                                     EXCEPT PER SHARE DATA)
 Net sales                                                                   $     453,320          $     480,028
 Cost of products sold                                                             345,986                359,551
                                                                          -----------------------------------------------
 Gross profit                                                                      107,334                120,477
 Gross profit margin                                                                 23.7%                  25.1%
 Selling, general and administrative expense                                        74,011                 71,767
 Restructuring charges                                                               3,697                  9,569
                                                                          -----------------------------------------------
 Income from operations before amortization                                         29,626                 39,141
 Write-off/amortization of intangible assets                                         4,246                 11,013
                                                                          -----------------------------------------------
 Income from operations                                                             25,380                 28,128
 Interest and other expense, net                                                    29,859                 31,845
                                                                          -----------------------------------------------
 (Loss) from  continuing  operations  before
    income tax expense and cumulative effect of
    accounting change                                                               (4,479)                (3,717)
 Income tax expense                                                                  1,532                  2,301
                                                                          -----------------------------------------------
 (Loss) from continuing operations before cumulative
    effect of accounting change                                                     (6,011)                (6,018)
 (Loss) from discontinued operations                                                     -                 (7,873)
 (Loss) on disposal of discontinued operations                                           -               (121,475)
                                                                          -----------------------------------------------
 (Loss) before cumulative effect of accounting
    change                                                                          (6,011)              (135,366)
 Cumulative effect of accounting change                                             (8,000)                     -
                                                                          -----------------------------------------------
 Net (loss)                                                                  $     (14,011)         $    (135,366)
                                                                          ===============================================



     Average basic and diluted shares outstanding                                   14,496                 14,414
     Basic and diluted (loss) per share:
          Continuing operations                                              $       (0.42)         $       (0.41)
          Discontinued operations                                                        -                  (0.55)
          (Loss) on disposal of discontinued operations                                  -                  (8.43)
                                                                          -----------------------------------------------
          (Loss) before cumulative effect of accounting change
                                                                                     (0.42)                 (9.39)
          Cumulative effect of accounting change                                     (0.55)                     -
                                                                          -----------------------------------------------
          Net (loss)                                                         $       (0.97)         $       (9.39)
                                                                          ===============================================





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
                                                     COLUMBUS McKINNON CORPORATION
                                                      CONSOLIDATED BALANCE SHEET
                                                            (In Thousands)


                                                                                               3/31/03          3/31/02
                                                                                        ----------------------------------
                                        ASSETS
Current assets:
     Cash and cash equivalents                                                            $      1,943     $     13,068
     Trade accounts receivable                                                                  79,335           82,266
     Inventories                                                                                87,474           89,656
     Net assets held for sale                                                                    1,800            4,290
     Net current assets of discontinued operations                                                   -           21,497
     Prepaid expenses                                                                           16,456            8,543
                                                                                        ----------------------------------
Total current assets                                                                           187,008          219,320
Net property, plant, and equipment                                                              67,295           70,742
Goodwill and other intangibles, net                                                            195,129          200,801
Marketable securities                                                                           21,898           24,634
Deferred taxes on income                                                                             -            3,133
Other assets                                                                                     1,668            5,665
                                                                                        ----------------------------------
Total assets                                                                              $    472,998     $    524,295
                                                                                        ==================================

                         LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Notes payable to banks                                                               $      2,245     $      2,518
     Trade accounts payable                                                                     28,654           31,617
     Accrued liabilities                                                                        45,402           39,533
     Restructuring reserve                                                                       2,331              949
     Current portion of long-term debt                                                           4,981          146,663
                                                                                        ----------------------------------
Total current liabilities                                                                       83,613          221,280
Senior debt, less current portion                                                              109,355            1,509
Subordinated debt                                                                              199,734          199,681
Other non-current liabilities                                                                   27,589           30,214
                                                                                        ----------------------------------
Total liabilities                                                                              420,291          452,684
                                                                                        ----------------------------------
Shareholders' equity:
     Common stock                                                                                  149              149
     Additional paid-in capital                                                                104,412          104,920
     Accumulated deficit                                                                       (26,547)         (12,536)
     ESOP debt guarantee                                                                        (5,709)          (6,514)
     Unearned restricted stock                                                                    (208)            (414)
     Accumulated other comprehensive loss                                                      (19,390)         (13,994)
                                                                                        ----------------------------------
Total shareholders' equity                                                                      52,707           71,611
                                                                                        ----------------------------------
Total liabilities and shareholders' equity                                                $    472,998     $    524,295
                                                                                        ==================================
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

                                     COLUMBUS McKINNON CORPORATION - CONTINUING BUSINESS SEGMENTS


                                                                   PRODUCTS           SOLUTIONS           CONSOLIDATED
                                                                ----------------------------------------------------------
                                                                          (IN THOUSANDS, EXCEPT FOR PERCENTAGES)

   Quarter ended 3/31/03
       Net sales                                                    101,781              17,026              118,807
       Gross profit                                                  25,369               1,463               26,832
              Margin                                                  24.9%                8.6%                22.6%
       Income (loss) from operations before
         write-off/amortization of intangible assets
         and restructuring charges                                    7,062              (1,000)               6,062
              Margin                                                   6.9%               (5.9%)                5.1%


   Quarter ended 3/31/02
       Net sales                                                     96,372              18,106              114,478
       Gross profit                                                  23,049               2,837               25,886
              Margin                                                  23.9%               15.7%                22.6%
       Income from operations before
         amortization and restructuring charges                       5,479                 331                5,810
              Margin                                                   5.7%                1.8%                 5.1%


   Fiscal Year ended 3/31/03
       Net sales                                                    388,076              65,244              453,320
       Gross profit                                                  98,752               8,582              107,334
              Margin                                                  25.4%               13.2%                23.7%
       Income from operations before
         write-off/amortization of intangible assets
         and restructuring charges                                   33,593                (270)              33,323
              Margin                                                   8.7%               (0.4%)                7.4%


   Fiscal Year ended 3/31/02
       Net sales                                                    404,731              75,297              480,028
       Gross profit                                                 109,277              11,200              120,477
              Margin                                                  27.0%               14.9%                25.1%
       Income from operations before
         amortization and restructuring charges                      47,045               1,665               48,710
              Margin                                                  11.6%                2.2%                10.1%




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

                          COLUMBUS McKINNON CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOW


                                                                                                  YEAR ENDED
                                                                                     -------------------------------------
                                                                                             3/31/03           3/31/02
                                                                                     -------------------------------------
                                                                                                (IN THOUSANDS)
OPERATING ACTIVITIES:
Net (loss) from continuing operations before
   cumulative effect of accounting change                                              $      (6,011)    $      (6,018)
Adjustments to reconcile net (loss) from
   continuing operations to net cash
   provided by operating activities:
     Depreciation and amortization                                                            14,730            22,462
     Deferred income taxes                                                                     4,667               166
     Other                                                                                     2,059             4,934
       Changes in operating assets and liabilities:
          Trade accounts receivable                                                            4,010            14,644
          Inventories                                                                          6,154            18,876
          Prepaid expenses                                                                    (6,163)           (1,276)
          Other assets                                                                         3,915             1,328
          Trade accounts payable                                                              (4,820)            3,677
          Accrued and non-current liabilities                                                 (4,436)           (8,996)
                                                                                     -------------------------------------
Net cash provided by operating activities                                                     14,105            49,797
                                                                                     -------------------------------------
INVESTING ACTIVITIES:
Sale (purchase) of marketable securities, net                                                   (672)           (1,794)
Capital expenditures                                                                          (4,968)           (4,753)
Proceeds from sale of businesses                                                              17,262               890
Proceeds from sale of fixed assets                                                                 -             1,750
Proceeds from net assets held for sale                                                         4,418             2,280
                                                                                     -------------------------------------
Net cash provided by (used in) investing activities                                           16,040            (1,627)
                                                                                     -------------------------------------
FINANCING ACTIVITIES:
Net (payments) under revolving line-of-credit agreements                                     (33,130)          (43,678)
Repayment of debt                                                                             (1,395)           (3,047)
Deferred financing costs incurred                                                             (8,188)             (794)
Dividends paid                                                                                     -            (1,976)
Other                                                                                            805             1,013
                                                                                     -------------------------------------
Net cash used in financing activities                                                        (41,908)          (48,482)
Effect of exchange rate changes on cash                                                          134              (306)
                                                                                     -------------------------------------
Net cash used in continuing operations                                                       (11,629)             (618)
Cash provided by (used in) discontinued operations                                               504              (329)
                                                                                     -------------------------------------
Net change in cash and cash equivalents                                                      (11,125)             (947)
Cash and cash equivalents at beginning of year                                                13,068            14,015
                                                                                     -------------------------------------
Cash and cash equivalents at end of year                                                $      1,943      $     13,068
                                                                                     =====================================
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

                          COLUMBUS McKINNON CORPORATION
                         OTHER CONSOLIDATED INFORMATION


                                                      MARCH 31, 2003          MARCH 31, 2002
                                                      --------------          --------------
   Backlog (in millions)
       Products segment                               $    41.7               $    41.3
       Solutions segment                                   12.9                    15.0

   Trade accounts receivable -
       Days sales outstanding                              61.3                    64.7

   Inventory turns per year (based on
       cost of products sold)                               4.1x                    4.0x

   Trade accounts payable -
       Days payables outstanding                           28.7                    32.1

   Debt to total capitalization percentage                 85.6                    82.4

